UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      April 17, 2006

CRA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

200 Clarendon Street, Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On April 17, 2006, we entered into an amendment of our loan agreement dated as of January 14, 2004 with Citizens Bank of Massachusetts for the principal purpose of extending the termination date of our existing line of credit from April 30, 2007 to April 30, 2009. A copy of the amendment to the loan agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(c)  Exhibits

Number	Title

10.1	Third Amendment to Loan Agreement, dated as of April 17, 2006, by and between CRA International, Inc. and Citizens Bank of Massachusetts.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: April 19, 2006	By:	/s/Wayne D. Mackie
Wayne D. Mackie
Vice President, Treasurer, and
Chief Financial Officer

Exhibit Index

Number	Title

10.1	Third Amendment to Loan Agreement, dated as of April 17, 2006, by and between CRA International, Inc. and Citizens Bank of Massachusetts.